EXHIBIT 10.28


        FIRST AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED CREDIT
                    AGREEMENT AND PARTIAL EXCHANGE AGREEMENT


         This First Amendment to Second Amended and Restated Credit Agreement and Partial Exchange Agreement is made as of December 31, 2001 among FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation (the "Parent"), FATS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and BANK OF AMERICA, N.A., as Agent and Issuing Bank (the "Agent").

RECITALS

         A. The Parent, the Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement and Partial Exchange Agreement dated as of April 1, 2000 (the "Original Agreement").

         B. The Parent and the Borrower have requested that the Lenders (i) amend certain provisions of the Original Agreement restricting capital expenditures and (ii) waive certain provisions of the Original Agreement requiring payment of interest on the Junior Secured Loans in cash.

         C. The Lenders have agreed to the requested amendment and waiver on the terms and conditions of this First Amendment.

AGREEMENT

         The parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the same meanings as in the Original Agreement (the Original Agreement, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Section 2. Capital Expenditure Amendment. Section 6.14 of the Original Agreement is deleted and the following substituted therefor:

         "SECTION 6.14. Capital Expenditures. After October 1, 2000, the Borrower and the Parent will not permit Capital Expenditures of the Parent, on a consolidated basis, for any fiscal year of the Parent, to be more than 20% of the EBITDA of the Parent, on a consolidated basis, for such fiscal year."

         Section 3. Cash Interest Payment Waiver. Notwithstanding the requirements of Section 2.07(b) of the Original Agreement, interest due on the Junior Secured Loans for the Interest Periods ending on March 31, 2001, June 30, 2001, September 30, 2001, December 31, 2001 and March 31, 2002 shall be payable in kind by the delivery to each of the Lenders of an additional Junior Secured Note, substantially in the form of Exhibit A-2 to the Original Agreement, dated the last day of such Interest Period and in the amount of interest owed to each such Lender for such Interest Period.

         Section 4. Notice Amendment. Section 9.01(b) of the Original Agreement is amended by deleting the name "Reinhard Freimuth" and substituting the name "Douglas E. Smith" as the person to whose attention notices to the Agent or the Issuing Bank are to be sent.

         Section 5. Representations and Warranties. The Parent and the Borrower hereby represent and warrant to the Lenders and the Agent, as follows:

                  (a) The representations and warranties set forth in Article III of the Original Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Parent, the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Original Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Original Agreement.

                  (c) The execution, delivery and performance by the Parent and the Borrower of this First Amendment have been duly authorized by the Parent and the Borrower.

                  (d) This First Amendment constitutes the legal, valid and binding obligation of the Parent and the Borrower, enforceable against them in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

                  (e) The execution, delivery and performance by the Parent and the Borrower of this First Amendment (i) do not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Parent or the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Parent or the Borrower is a party or by which either of them or any of their property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

Section 6. Effectiveness. This First Amendment shall become effective as of March 31, 2001 (the "First Amendment Effective Date") upon satisfaction of the following conditions precedent:

                  (a) The Agent shall have received duly executed counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and all the Lenders.

                  (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 5 hereof are true and correct on and as of the First Amendment Effective Date.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Parent, the Borrower or any other Loan Party of its obligations under the Loan Documents.

                  (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this First Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

                  (e) The Agent shall have received payment of all fees and expenses set forth in Section 8.

         Section 7. Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         Section 8. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

         Section 9. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parties hereto of an executed counterpart of this First Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this First Amendment.

         Section 10. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                 FIREARMS TRAINING SYSTEMS, INC.
                                 as Parent


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 FATS, INC.
                                 as Borrower


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                 NON-CENTRE ENTITIES


                                 BANK OF AMERICA, N.A., as Agent, and Issuing
                                 Bank and individually as a Lender


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Attention:
                                    Richard Mikos, VP
                                    Special Assets
                                    MPFP2516
                                    601 Second Avenue, South
                                    Minneapolis, MN  55402-4302
                                    Fax (612) 973-2148


                                 FIRST SOURCE LOAN OBLIGATIONS
                                 INSURED TRUST, by First Source
                                 Financial, Inc., as Agent/Manager


                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                    Attention:
                                    Maureen Ault
                                    2850 West Golf Road
                                    5th Floor
                                    Rolling Meadows, IL  60008
                                    Fax (847) 734-7910


                                 PB CAPITAL CORPORATION


                                 By:
                                    --------------------------------------------
                                     Name:
                                     Title

                                     Attention:
                                     Mr. Thomas J. Leissl
                                     590 Madison Avenue
                                     New York, NY  10022-5574
                                     Fax (212) 756-5536

                                 CENTRE ENTITIES, INDIVIDUALLY AND AS LENDERS

                                 CENTRE CAPITAL INVESTORS II, L.P. CENTRE
                                 CAPITAL TAX-EXEMPT INVESTORS II, L.P.
                                 CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.


                                 By:  Centre Partners II, L.P., as
                                      General Partner

                                 By:  Centre Partners Management LLC, as
                                      Attorney-in-Fact

                                 By:
                                    --------------------------------------------
                                      Managing Director


                                CENTRE PARTNERS COINVESTMENT, L.P.


                                By:  Centre Partners II, LLC, as General Partner

                                By:
                                   ---------------------------------------------
                                     Managing Director